DEBENTURE


THIS DEBENTURE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER, (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OF BENEFIT OF U.S. PERSONS (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE 1933 ACT), FOR A PERIOD OF FORTY (40) DAYS AFTER
COMPLETION OF THE OFFERING PURSUANT TO WHICH THIS DEBENTURE WAS ISSUED, AND THEREAFTER MAY ONLY BE OFFERED OR SOLD PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

6.0% CUMULATIVE CONVERTIBLE DEBENTURE DUE September 16, 1997

$300,000                                  September 17, 1996
Number A101

         FOR VALUE RECEIVED, CYBERAMERICA CORPORATION, a Nevada corporation, (the "Company"), hereby promises to pay to Legong Investments N.V. or registered assigns (the "Holder"), on September 16, 1997 (the "Maturity Date"), the principal amount pf Three Hundred Thousand Dollars ($300,000) USD, and to pay interest on the principal amount hereof, in such amounts, at such times and on such terms and conditions as are specified herein.

Article 1. Interest

         The Company shall pay interest on the unpaid principal amount of the Debenture (the "Debenture") at the rate of Six Percent (6.0%) per year, payable at the time of each conversion until the principal amount hereof is paid in full or has been converted. Interest on this Debenture shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from September 17, 1996. Interest shall be computed on the basis of a 360 day year of 12, 30 day months. If the Holder shall convert this Debenture during any quarter, the Company shall pay to the Holder, upon conversion, the pro-rata portion of accrued interest payable through the conversion date.

Article 2. Method of Payment

         This Debenture must be surrendered to the Company in order for the Holder to receive payment of the principal amount hereof. The Company shall have the option of paying the interest on this Debenture in United States dollars or in Common Stock upon conversion pursuant to Article 3 hereof. The Company may draw a check for the payment of interest to the order of the Holder of this Debenture and mail it to the Holder's address as shown on the Register (as defined in Section 7.2 below). Interest and principal payments shall be subject to withholding under applicable United States Federal Internal Revenue Service Regulation.

Article 3.  Conversion

         Section 3.1. Conversion Privilege

         (a) The Holder of this Debenture shall have the right , at its option, to convert it into shares of common stock, par value $0.001 per share, of the Company ("Common Stock") at any time which is before the close of business on the Maturity Date, except as set forth in Section 3.1(c) below. The number of shares of Common Stock issuable upon conversion of this Debenture id determined by dividing the principal amount hereof to be converted plus all accrued an unpaid interest thereof minus any required withholding by the conversion price in effect on the conversion date (as defined in paragraph (b) of this Section
3.1 below) and rounding the result to the nearest whole share. On conversion, no payment of or adjustment (other than as provided in the previous sentence) for accrued and unpaid interest shall be made whether or not such conversion occurs before, on or after an interest payment date.

         (b) The conversion price and procedures are set forth in Section 3.2.

         (c) Less than all of the principal amount of this Debenture may be converted into Common Stock if the portion converted is $5,000 or a whole multiple pf $5,000 and the provisions of this Article 3 that apply to the conversion of all of the Debenture shall also apply to the conversion of a portion of it. All accrued and unpaid interest on this Debenture shall be added to the amount converted if less than all of the principal amount of this Debenture is converted and shall be deemed to be paid and discharged thereby. This Debenture may not be converted, whether in whole or in part, except in accordance with Section 3.2.

         (d) In the event all or any portion of this Debenture remains outstanding on the first anniversary of the date hereof, the unconverted portion of such Debenture will automatically be converted into shares of Common Stock on such date in the manner set forth in this Section 3.2.

         Section 3.2.  Conversion Procedure

         (a) Debentures. Upon the conversion of this Debenture, the holder thereof shall submit such Debenture to Seller, and Seller shall, within three
(3) business days of receipt of such Debenture, instruct Seller's transfer agent to issue on or more Certificates representing that number of shares of Common Stock into which the Debenture is convertible in accordance with the provisions regarding conversion set forth in Exhibit A hereto. The Seller's transfer agent or attorney shall act as Debenture Registrar and shall maintain an appropriate ledger containing the necessary information with respect to each Debenture.

         (b) Common Stock to be Issued Without Restrictive Legend. Upon the conversion of this Debenture and upon receipt by the company of a facsimile or original of Purchaser's signed Notice of Conversion and Purchaser Representation Letter (See Exhibits a and B attached hereto) Seller shall instruct Seller's transfer agent to issued Stock Certificates without restrictive legend or stop transfer instruction in the name of Purchaser (or its nomine (being a non-U.S. Person) or such nun-U.S. Persons as may be designated by Purchaser prior to the closing) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable. Seller warrants that no instruction other that these instructions have been given or will be given to the transfer agent and that the Common Stock shall otherwise be freely transferable on the books and records of Seller. Nothing in this Section 3.2, however, shall affect in any way Purchaser's or such nominee's obligations and agreements to comply with all applicable securities laws upon resale of the Securities.

         (c) The holder of the Debenture ("Holder") is entitled, at its option, at any time commencing 45 days after issue hereof to convert the original principal amount of the Debenture into shares of Common Stock, $0.001 par value per share, of the Company (the "Common Stock"), at a conversion price for each share of Common Stock equal to seventy percent (70%) of the average closing bid price of The Company's Common Stock for the five (5) trading days immediately preceding and ending on the day preceding the date of conversion. The closing shall be deemed to have occurred on the dated the funds are received by the Company. Such conversion shall be effectuated by surrendering to the Company, or its attorney, the original Debenture to be converted together with a facsimile or original of the signed Notice of Conversion and facsimile or original of the signed Purchaser Representation Letter, see Exhibits A and B aattached hereto, wich evidences such Holder's intention to convert the Debenture or a specified portion thereof, and accompanied by proper assignment, if applicable. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up or down, as the case may be, to the nearest whole share. The date on which notice of conversion is effective ("Conversion Date") shall be deemed to be the date on which the Holder has delivered to the Company the original Debenture, a facsimile or original of the signed Notice of Conversion and a facisimile or original of the signed Purchaser Representation Letter. The Debentures are subject to a mandatory, 12 month conversion feature at the end of the which all Debentures outstanding will be automatically converted, upon the terms set forth in this paragraph.

         (d) Nothing contained in this Debentrue or pragraph 3.2(f) hereof, shall be deemed to establish or reeqire the payment of interest to the Purchaser at a rate in excess of the maximum rate permitted by governing l aw. In the event that the rate on interest required to be paid inder the Debenture exceeds the maximum rate permitted by governing law, the rate of interest required ot be paid thereunder shall be automatically reduced to the maximum rate permitted under the governing and any any mounts collected inexcess of the permissible amount shall be deemed a payment of principal. To the extent that such excess amount exceeds the aggregate principal amount of this Debenture, such excess shall be returned with reasonable promptness by the Holder to the Company.

         (e) Within five (5) business days after receipt of the documentation regerred to above in Setion 3.2(c), the Company shall deliver a certificate, without stop transger instructions, for the number of shares of Common Stock issiable upon the conversion. It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue the Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. Ther pperson in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the conversion date. No payment of adjustment shall be made for accrued and unpaid interest until the earlier of the COnversion Date or the madatory conversion date. Upon surrender of any Debentures that are to be converted in part, the Company shall issue to the Purchase a new Debenture qual to the unconverted amount, if so requested by Purchaser.

         (f) In the event the Company does not make delivery of the Common Stock, as instructed by Purchaser, within 6 business days after the Conversion Date, then in such event the Company shall pay to Purchaser an amount, in cash in accordance with the following schedule, wherein "No. Business Days Late" is defined as the number of business days beyond the 6 business days delivery period

                                    Late Payment for Each
                                    $10,000 of Debenture
                                    Principal Amount Being
No. of Business Days Late           Converted
         1                                  $100
         2                                  $200
         3                                  $300
         4                                  $400
         5                                  $500
         6                                  $600
         7                                  $700
         8                                  $800
         9                                  $900
         10                                 $1,000
         >10                                $1,000 $200 for each
                                            Business Days Late Beyond 10 Days

         In no event shall the damages for late delivery exceed $14,545.

         To the extent that the failure of the Company to issue the Common Stock pursuant to this Section 3.2(f) is due to the unavailability of authorized but unissued shares of Common Stock, the provisions of this Section 3.2(f) shall not apply but instead the provisions of Section 3.2(g) shall apply.

         The Company shall pay any payments incurred under this Section 3.2(f) in immediately available funds within three (3) business days from the date of issuance of the applicable Common Stock to the Holder within 6 business days after the Conversion Date.

         The Company recognizes the right of Purchaser to assign any portion of the Debentures to another non-U.S. Person during the 40 day restricted period and to assign any portion of the Debentures to another non-U.S. Person or U.S. person or entity after the 40 dat restricted period/

         (g) If, at any time Purchaser submits a Notice of Conversion and the Company does not have sufficient authorized but unissued shares of Common Stock available to effect, in full, a conversion of the Debentures (a "Conversion Default"), the date of such default being referred to herein as the "Conversion Default Date"), the Company shall issue to the Purchase all of the shares of Common Stock which are available, and the Notice of Conversion as to any Debentures requested to be converted but not converted (the "Unconverted Debentures") shall become null and void. The Company shall provide notice of such Conversion Default ("Notice of conversion Default") to all existing Purchasers of outstanding Debentures, by facsimile, within one (1) business day of such default (with the original delivered by overnight or two day courier). No Holder may submit a Notice on Conversion after receipt of a Notice of Conversion Default until the date additional shares of Common Stock are authorized by the Company. The Company agrees to pay to all Purchasers of outstanding Debentures payments for a Conversion Default ("Conversion Default Payments") in the amount of (N/365) x (.24) x the initial issuance price of the outstanding Debentures held by each Purchaser where N = the number of days from the Conversion Default Date to the date (the "Authorization Date") that the Company authorizes a sufficient number of shares of Common Stock to effect conversion of all remaining Debentures. The Company shall send notice Debentures that additional shares of Common Stock have been accrued Conversion Default Payments. The accrued Conversion Default shall be paid in cash or shall be convertible into Common Stock at the Conversion Rate, at the Purchaser's option, payable as follows: (I) in the event Purchaser elects to take such payment in cash, cash payments shall be made to such Purchaser of outstanding Debentures by the fifth day of the following calendar month, or (ii) in the event Purchaser elects to take such payment in stock, the Purchaser may convert such payment amount into common stock at the Conversion Rate at anytime after the 5th day of the calendar month following the month in which the Authorization Notice was received, until the expiration of the mandatory 12 month conversion period.

         Nothing herein shall limit the Purchaser's right to pursue actual damages for the Company's failure to maintain a sufficient number of authorized shares of common stock.

         Section 3.3 Fractional Shares. The Company shall not issue a fractional share of Common Stock upon the conversion of this Debenture. Instead, the Company shall round up or down, as the case may be, to the nearest whole share.

         Section 3.4 Taxes on Conversion. The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion of this Debenture. However, the Holder shall pay any such tax which is due because the shares are issued in a name other than its name.

         Section 3.5 Company to Reserve Stock. The Company shall reserve out of its authorized but unissued Common Stock or Common Stock held in treasury a sufficient number of shares of Common Stock to permit the conversion of this Debenture. All shares of Common Stock which may be issued upon the conversion hereof shall upon issuance be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

         Section 3.6. Restrictions on Transfer. This Debenture and the Common Stock issuable upon the conversion hereof have not been registered under the Securities Act of 1933, as amended, (the "Act") and have been been sold pursuant to Regulation S under the Act ("Regulation S"). The Debenture may not be transferred or resold in the United States, or to a U.S. Person, or to or for the account or benefit of a U.S. Person (as defined in Regulation S) for a period of forty (40) days from the date hereof and thereafter this Debentrue and the Common Stock issuable upon the conversion thereof may only be offeredor sold pursuant to registration under or an exemption from the Act.

         Section 3.7. Mergers, Etc. If the Company merges or consoldiates with another corporation or sells or transgers all or sobstantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transger, the Company and any such successor, ppurchaser or transferee shall amend this Debenture to provide that it may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation , sale or transfer by a holder of the number of shares of Common Stock into which this Debentrue might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable to adjustments provided for in this Article 3.

Article 4.  Mergers

         The Company shall not consolidate or merge into, or transfer all or substantially all of its assets to, any person, unless such person assumes the obligations of the Company under his Debenture and immediately after such transaction no Event of Default exits. Any reference herein to the Company shall refer to such surviving or tranferee corporaiton and the obligations of the Company shall terminate upon such assumption.

Article 5. Reports

         The Company will mail to the Holder hereof at iits address as shhown on the Register a copy of any annual, quarterly or current report that it files withthe Securities and Exchange Commission promptly after the filing thereof and a copy of any annual, quarterly or other report or proxy statement that it gives to its shareholders generally at the time such report or statement is sent to shareholders.

Article 6. Defaults and Remedies

         Section 6.1 Events of Default. an "Event of Default" occurs if (a) the Company does not make the payment of the principal of this Debenture when the same becomes due and payable at maturity, upon redemption or otherwise, (b) the Company does not make a payment, other that a payment of principal, for a period of 5 days thereafter, (c) the Company fails to comply with any of its other agreements in this Debenture and such failure continues for the period and after the notice specified below, (d) the Company pursuant to or within the meanin g of any Bankruptcy Law (as hereinafter defined): (i) commences a coluntary case;
(ii) consents to the entry of an order for relief against it in an involuntary case; (iii) consents to the appointment of a Custodian (as hereinafter defined) of it or for all or substantially all of its property of (iv) makes a general assignment for the benefit of its creditors or (v) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that : (A) is for relief against the Company in an involuntary case; (B) appoints a Custodian of the Company or for all or substantially all of its property or (C) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 60 days, (e) the Company shall have its Common Stock delisted from an exchange or over-the-counter market. As used in this Section 6.1, the term "Bankruptcy Law" means Title 11 of the United States Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law. A default under clause (C)above is not an Event of Default until the holders of at least 25% of the aggregate principal amount of the Debentures outstanding notify the Company of such default and the Company does not cure it within five (5) days after the receipt of such notice, which must specify the default, demand that it be remedies and state that it is a "Notice of Default."

         Section 6.2. Acceleration. If an Event of Default occurs and is continuing, the Holder hereof by notice to the Company, may declare the principal of and accrued interest on this Debenture to be due and payable. Upon such declaration, the principal and interest hereof shall be due and payable immediately.

Article 7.  Registered Debentures

         Section 7.1. Series. This Debenture is one of a numbered series of Debentures having an aggregate principal amount of $1,300,000 which are identical except as to the principal amount and date of issuance thereof and as to any restriction on the transfer thereof in order to comply with the Securities Act of 1933 and the regulations of the Securities and Exchange
Commission promulgated thereunder. Such Debentures are referred to herein collectively as the "Debentures." The Debentures shall be issued in whole multiples of $10,000.

         Section 7.2. Record Ownership. The Company, or its attorney, shall maintain a register of the holders of the Debentures (the "Register") showing their names and addresses and the serial numbers and principal amounts of Debentures issued to or transferred of record by them from time to time. The Register may be maintained in electronic, magnetic or other computerized form. The Company may treat the person named as the Holder of this Debenture in the Register as the sole owner of this Debenture. The Holder of this Debenture is the person exclusively entitled to receive payments of interest on this Debenture, receive notifications wit respect to this Debenture, convert it into Common Stock and otherwise exercise all rights and powers as the absolute owner hereof.

         Section 7.3. Registration of Transfer. Transfers of this Debenture may be registered on the books of the Company maintained for such purpose pursuant to Section 7.2 above (i.e., the Register). Transfers shall be registered when this Debenture is presented to the Company with a request to register the transfer hereof and the Debenture is duly endorsed by the appropriate person, reasonable assurances are ? that the endorsements are genuine and effective, and the Company has received evidence satisfactory to it that such transfer is rightful and in compliance with all applicable laws, including tax laws and state and federal securities laws. When this Debenture is presented for transfer and duly transferred hereunder, it shall be canceled and a new Debenture showing the name of the transferee as the record holder thereof shall be issued in lieu hereof. When this Debenture is presented to the Company with a reasonable request to exchange it for an equal principal amount of Debentures of other denominations, the Company shall make such exchange and shall cancel this Debenture and issue in lieu thereof Debentures having a total principal amount equal to this Debenture in the denominations requested by the Holder. The Company may charge a reasonable fee for any registration of transfer or exchange other than one occasioned by a notice of redemption or the conversion hereof. No transfer of this Debenture shall be made to any U.S. Person as that term is defined in Regulation s.

         Section 7.4. Worn or Lost Debentures. If this Debenture becomes worn, defaced or mutilated but is still substantially intact and recognizable, the Company or its agent may issue a new Debenture in lieu hereof upon its surrender. Where the Holder of this Debenture claims that the Debenture has been lost, destroyed or wrongfully taken, the Company shall issue a new Debenture in place of the original Debenture if the Holder so requests by written notice to the Company actually received by the Company before it is notified that the Debenture has been acquired by a bona fide purchaser and the Holder has delivered to the Company an indemnity bond in such amount and issued by such surety as the Company deems satisfactory together with an affidavit of the Holder setting forth the facts concerning such loss, destruction or wrongful taking and such other information in such form with such proof or verification as the Company may request.

Article 8.  Notices

         Any notice which is required or convenient under the terms of this Debenture shall be duly given if it is in writing and delivered in person or mailed by first class mail, postage prepaid and directed to the Holder of the Debenture at its address as it appears on the Register or if to the Company to its principal executive offices. The time when such notice is sent shall be the time of the giving of the notice.

Article 9.  Time

         Where this Debenture authorizes or requires the payment of money or the performance of a condition or obligation on a Saturday or Sunday or a public holiday, or authorizes o requires the payment of money or the performance of a condition or obligation within, before or after a period of time computed from a certain date, and such period of time ends on a Saturday or Sunday or a public holiday, such payment may be made or condition or obligation performed on the next succeeding business day, and if the period ends at a specified hour, such payment may be made or condition performed, at or before the same hour of such next succeeding business day, with the same force and effect as if made or performed in accordance with the terms of this Debenture. Where time is extended by virtue of the provisions of this Article 9, such extended time shall not be included in the computation of interest. A "business day" shall mean a day on which the banks in Nevada are not required or allowed to be closed.

Article 10.  Waivers

         The holders of a majority in principal amount of the Debentures may waive a default or rescind the declaration of an Event of Default and its consequences except for a default in the payment of principal of or interest on any Debenture.

Article 11.  Rules of Construction

         In this Debenture, unless the context otherwise requires, words in the singular number include the plural, and in the plural include the singular, and words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender. The numbers and titles of sections contained in the Debenture are inserted for convenience of reference only, and they neither form a part of this Debenture nor are they to be used in the construction or interpretation hereof. Wherever, in this Debenture, a determination of the Company is required or allowed, such determination shall be made by a majority of the Board of Directors of the Company and if it is made in good faith, it shall be conclusive and binding upon the Company and the Holder of this Debenture.

Article 12.  Governing Law

         The validity, terms, performance and enforcement of this Debenture shall be governed and construed by the provisions hereof and in accordance with the laws of the State of Nevada applicable to agreements that are negotiated, executed, delivered and performed solely in the State of Nevada.

         IN WITNESS WHEREOF, the Company has duly executed this Debenture as of the date first written above.

                                                    CYBERAMERCA CORPORATION



                                                      By

                                                       /s/ Richard Surber
                                                       ----------------------
                                                      Name:    Richard Surber

                                                       Title:   President

                                    Exhibit A

                              NOTICE OF CONVERSION


  (To be Executed by the Registered Holder in order to Convert the Debentures.)

     The undersigned hereby irrevocably elects, as of _______________, 199_ to convert $______________ of the Debentures into Shares of Common Stock (the "Shares") of CYBERAMERICA CORPORATION (the "Company") according to the conditions set forth in the Subscription Agreement dated September 16, 1996.

     The undersigned represents that it is not a U.S. Person as defined in Regulation S promulgated under the Securities Act of 1933, as amended, and is not converting the Debentures on behalf of any U.S. Person.


Date of Conversion_____________________________________________________________

Applicable Conversion Price____________________________________________________

Number of Shares Issuable upon this conversion_________________________________

Signature______________________________________________________________________
                           [Name]

Address________________________________________________________________________

_______________________________________________________________________________

Phone______________________________Fax________________________

                                    EXHIBIT B

                         PURCHASER REPRESENTATION LETTER

Dear Sirs:

     The undersigned______________________, has purchased on September 17, 1996, One (1) convertible Debenture(s) of CYBERAMERICA CORPORATION (the "Company") in the amount of $ _________________, (the "Debenture(s)"). In connection with such purchase, the undersigned has executed and delivered a subscription agreement ("Subscription Agreement") of your design. As the forty (40) day transaction restriction period has expired, the undersigned hereby requests that the
Debentures       be       transferred       into      "Street      Name"      of
__________________________________.

         The undersigned represents and warrants as follows:

(1) The offer to purchase the Debentures was made to it outside of the United States and the undersigned was, at the time the Subscription Agreement was executed and delivered, and is now, outside the United States;

(2) It is not a U.S. Person (as such term is defined in Section 902(a) of Regulation S promulgated under the United States Securities of 1933 (the "Securities Act"); and it has purchased the Debentures for its own account and not for the account or benefit of any U.S. person;

(3) All offers and sales by the undersigned of the Debentures shall be made pursuant to an effective registration statement under the Securities Act or pursuant to and exemption from, or in a transaction not subject to the registration requirements of, the Securities Act;

(4) It is familiar with and understands the terms, conditions and requirements contained in Regulation S and definitions of U.S. persons contained in Regulation S;

(5) The undersigned has not engaged in any "directed selling efforts" (as such term is defined in Regulation S) with respect to the Debentures or the Common Stock that is issuable upon conversion; and

(6) The undersigned purchased its Debentures with investment intent and at the time of the purchase of said Debentures had no interest to sell, dispose of or otherwise transfer the Debentures or the Common Stock that is issuable upon conversion. The purpose for this request is to facilitate the management of the undersigned's investment accounts.

(7) The undersigned agrees to the provisions of Paragraph 2(a)(xiv) of the Offshore Securities Subscription Agreement which is incorporated herein and made a part hereof as if written.


Dated this  ______day of the month of ___________________, 1996.

By:



_____________________________           ______________________________
Official Signature of Purchase                        Title

                             Assignment of Debenture


          The undersigned hereby sell(s) and assign(s) and transfer(s)
                                      unto




                   (Name, address, and SSN or EIN of assignee)

                                                         Dollars ($          )

(principal amount of Debenture, $10,000 or integral multiples of $10,000)

of principal amount of this Debenture together with all accrued and unpaid interest hereon.


Date:                      Signed:

                                    (Signature must conform in all respects  to
 shown                                name of  Holder  of face of Debenture)

Signature Guaranteed:

                   OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

               THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S OF THE 1933 ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S OF THE 1933 ACT) EXCEPT PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

         THIS OFFHSORE SECURITIES SUBSCRIPTION AGREEMENT dated as of September, 1996 (the "Agreement"), is executed in reliance upon the exemption from registration afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("Securities"), under the Securities Act of 1933, as amended. Capitalized terms used herein and not defined shall have the meanings given to them in Regulation S.

                    This Agreement has been executed by the undersigned Legong Investments as "Purchaser" in connection with the offshore offering of 6.0% Cumulative Convertible Debentures of CYBERAMERICA CORPORATION ("CYBERAMERICA"), a corporation organized under the laws of the State of Nevada, with its principal executive offices located at 268 West 400 South, Suite 300, Salt Lake City, Utah 84101 (herein-after referred to as "Seller" or "Company"). Purchaser hereby represents and warrants to, and agrees with Seller:

                  1.       Agreement to Subscribe: Purchase Price.

                            a) Subscription. The undersigned Purchaser hereby subscribes for and agrees to purchase the Sellers 6.0% Cumulative Convertible Debentures in the principal amount of U.S. $ (Singly, a "Debenture", and collectively, the "Debentures").

                            b) Form of Payment. Purchaser shall pay the total consideration by delivering good funds by wire transfer in United States Dollars to the Escrow Agent, Joseph B. LaRocco, Esq. on or before September, 1996 into the escrow account as follows:

                           First Union Bank of Connecticut
                           Executive Office
                           300 Main Street, P.O. Box 700
                           Stamford, CT 06904-0700


                           ABA #:           021102208 First Union Bank
                           Swift #:         UTCIUS33
                           Account #:       20000-2072298-4
                           Acct.Name:       Joseph B. LaRocco,Esq.Trustee Acct

                            c) Closing. Subject to the satisfaction of the conditions set forth in Section 8 and 9 hereof, the closing of the transactions contemplated by this Agreement shall occur from time to time on or before September, 1996.

         2.       Purchaser Representations Access to Information.

                   a) Offshore Transaction. In connection with the purchase and sale of the Debentures, Purchaser represents and warrants to, and covenants and agree with Seller as follows:

                                     (I).  Purchaser is not a natural person and
                            is not organized under the laws of any jurisdiction within the United States, was not formed by a U.S. Person (as defined in Section 902(o) of Regulation
                            S) securities and is not otherwise a U.S. Person. Purchaser is not, and on the closing date will not be, an affiliate of Seller;

                                     (ii.)  At  the  time  the  buy   order  was
                            originated, Purchaser was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement;

                                     (iii.) No offer to purchase the  Debentures
                            or the common stock of Seller issuable upon conversion of the Debentures (collectively, the "Securities"), was made by Purchaser in the United States;

                                     (iv.)    Purchaser   is   purchasing    the
                            Securities for its own account and Purchaser is qualified to purchase the Securities under the laws of its jurisdiction of residence, and the offer and sale of the Securities will not violate the securities or other laws of such jurisdiction;

                                    (v.)  All  offers  and  sales  of any of the
                           Securities by Purchaser prior to the end of the Restricted Period (as hereinafter defined) shall be made in compliance with any applicable securities laws of any applicable jurisdiction and in accordance with Rule 903 and 904, as applicable, or Regulation S or pursuant to registration of securities under the 1933 Act or pursuant to an exemption from registration. In any case, none of the securities have been or will be offered or sold by Purchaser to, or for the account or benefit of, a U.S. Person or within the United States until after the end of the forty (40) day period commencing on the date of closing of the offering of the Securities or (the "Restricted Period"), which in no event shall be later than , 1996, when this offering shall be closed to all Purchasers;

                                     (vi.) The transactions contemplated by this
                            Agreement (a) have not been and will not be pre-arranged by Purchaser with a purchaser located in the United States or a purchaser which is a U.S. Person, and (b) are not and will not be part of a plan or scheme by Purchaser, to evade the registration provisions of the 1933 Act;

                                     (vii.)   Purchaser   understands  that  the
                            Securities are not registered under the 1933 Act and are being offered and sold to it in reliance on specific exclusions from the registration requirements of Deferral and State securities laws, and that Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability of such exclusions and the suitability of Purchaser to acquire these Securities;

                                    (viii.)  Purchaser shall take all reasonable
                           steps to ensure its compliance with Regulation S and shall promptly send to each purchaser who acts as a distributor, dealer or a person receiving a selling concession, fee or other remuneration in respect of any of the Securities, who purchases prior to the expiration of the Restricted Period referred to in subparagraph (v) above, a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales as Purchaser pursuant to Section 109(c)(2)(iv) of Regulation S;

                                    (ix.)  Purchaser has not conducted and shall
                           not conduct any "directed selling efforts" as that term is defined in Rule 902(b) of Regulation S; nor has Purchaser conducted any genera solicitation relating to the offer and sale of any of the Securities in the United States or elsewhere;

                                    (x.)   This    Agreement   has   been   duly
                           authorized, validly executed and delivered on behalf of Purchaser and is a valid and binding agreement in accordance with this terms, subject to general principals of equity and to bankruptcy or other laws affecting the enforcement of creditors' right generally;

                                    (xi.) The  execution  and  delivery  of this
                           Agreement and the consummation of the purchase of the Securities, and the transactions contemplated by the Agreement do not and will not conflict with or result in a breach by the Purchaser of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws (or similar constitutive documents) of the Purchaser, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which Purchaser is a party or by which it or any of its properties or asses are bound, or any existing applicable law, rule, or regulation of the United States or any State thereof or any applicable decrees, judgement, or order of any Federal or State court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Purchaser or any of its properties or assets;

                                    (xii.) All invitations,  offers and sales of
                           or in respect of any of the Securities, by Purchaser and any distribution by Purchaser of any documents relating to any offer by it of any of the Securities will be in compliance with applicable laws and regulations and will be made in such a manner that no prospectus need be filed and no other filing need be made by Seller with any regulatory authority or stock exchange in any country or any political subdivision of any country;

                                    (xiii.) Purchaser will not make any offer or
                           sale of the Securities by any means which would not comply with the laws and regulation of the territory in which such offer of sale takes place or to which such offer or sale is subject or which would on connection with any such offer or sale impose upon Seller any obligation to satisfy any public filing or registration requirement or provide or publish any information of any kind whatsoever or otherwise undertake or become obligated to do any act; and

                                    (xiv.) Neither the Purchaser nor any of this
                           affiliates agents or any other person or entities at the direction of the Purchaser has entered, has the intention of entering, or will during the Restricted Period or 30 days prior ro the restricted period enter into any put option, short position or other similar instrument or position with respect to any of the Securities or securities of the same class as the Securities or common shares of the Company.

                           b) No Government Recommendation or Approval. Purchaser understands that no Federal or State or foreign government agency has passed on or made any recommendation or endorsement of the Securities.

                           c) Current Public Information. Purchaser acknowledges that it and its advisors, if any, have had access to or have been furnished with all materials relating to the business, finances and operations of Seller and all materials relating to the offer and sale of the Securities which have been requested by Purchaser. Purchaser further acknowledges that it and its advisors, if any, have received complete and satisfactory answers to such inquiries.

                           d) Purchaser's Sophistication. Purchaser acknowledges that the purchase of the Securities involves a high degree of risk, including the total loss of Purchaser's investment. Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Securities.

                            e) Tax Status. Purchaser is not a "10-percent Shareholder" (as defined in Section 871(h)(3)(B) of the U.S. Internal Revenue Code) of Seller.

                  3.       Seller Representations.

                           a) Reporting Company Status. Seller is a "Reporting Issuer" as defined by Rule 902 of Regulation S. Seller has registered its Common Stock, $0.001 par value per share (the "Common Stock"), pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is listed and trades on the Nasdaq Electronic Bulletin Board ("NASDAQ"). Seller has filed all material required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer or sale of the Securities (or for such other period that Seller has been required to file such material).

                            b) Current Public Information. Seller has either furnished Purchaser with copies of its most recent reports filed under the Exchange Act referred to in Section 2(C) above, and other publicly available documents or Purchaser has had access thereto.

                            c) Offshore Transaction. Seller has not offered any of the Securities to any person in the United States, any identifiable groups of U.S. Citizens abroad, or to any U.S. Person, as such terms are used in Regulation S.

                                     (I)  At  the   time  the  buy   order   was
                            originated, Seller and/or its agents reasonable believe the Purchase was outside of the United States and was not a U.S. Person, based on the representations of Purchaser.

                                    (ii)  Seller  and/or  its  agent  reasonable
                           believe that the transaction has not been pre-arranged with a buyer in the United States, based on the representation of Purchaser.

                                     (iii)   No   offer   to  buy  or  sell  the
                            Securities was or will be made by Seller to any person in the United States.

                                     (iv) The sale of the  Securities  by Seller
                            pursuant to this Agreement will be made in accordance with the provisions and requirements of Regulation S provided that the representations and warranties of Purchaser in Section 2(a) hereof are true and correct.

                                     (v) The  transactions  contemplated by this
                            Agreement (a) have not been and will not be pre-arranged by Seller with a purchaser located in the United States or a purchaser which is a U.S. Person, and (b) are not and will not be part of a plan or scheme by Seller to evade the registration provisions of the 1933 Act.

                           d) No Directed Selling Efforts. In regard to this transaction, Seller has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has Seller conducted any general solicitation relating to the offer and sale of any of the Securities in the United States or elsewhere.

                  e) Concerning the Securities. The issuance, sale and delivery of the Debentures have been duly authorized by all required corporate action on the part of Seller, and when issued, sold and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein, will be duly and validly issued and enforceable in accordance with their terms, subject to the laws of bankruptcy and creditors' rights generally. A sufficient number of shares of Common Stock issuable upon conversion of the Debentures has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Debentures, shall be duly and validly issued, fully paid, and non-assessable and will not subject the holders thereof, if such persons are non-U.S. persons, to personal liability by reason of being such holders. There are no pre-emptive rights of any shareholder of Seller, other than has been disclosed in the Company's annual report(s).

                           f) Authority to Enter Agreement. This Agreement has been duly authorized, validly executed and delivered on behalf of Seller and is a valid and binding agreement in accordance with this terms, subject to general principals of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

                            g) Non-contravention. The execution and delivery of this Agreement and the consummation of the issuance of the Securities, and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by Seller of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of Seller, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which Seller is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United
          States or any State thereof or any applicable decree, judgment, or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over Seller or any of its properties or assets.

                            h) Approvals. Seller is not aware of any authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the Debentures and the Common Stock issuable upon conversion thereof to persons who are non-U.S. Person, as contemplated by this Agreement.

                            I) Prior Shares Issued Under Regulation S. Seller has not issued any shares of stock under Regulation S subsequent to the filing of its most recent Securities report.

                            j) Use of Proceeds. Seller represents that the intended use of the proceeds form this offering is expansion and development of its internet division, real estate acquisitions and working capital.

                       4. Exemption: Reliance on Representations. Purchaser understands that the offer and sale of the Securities are not being registered under the 1933 Act. Seller and Purchaser are relying on the rules governing offers and sales made outside the United States pursuant to Regulation S.

                       5.    Transfer Agent Instructions.

                           a) Debentures. Upon the conversion of the Debentures, the holder thereof shall submit such Debentures to seller, and Seller shall, within three (3) business day of receipt of such Debentures, instruct Seller's transfer agent to issue one or more Certificates representing that number of shares of Common Stock into which the
         Debenture  or  Debentures  are   convertible  n  accordance   with  the
         provisions regarding conversion set forth in Exhibit A hereto. The Seller's transfer agent or attorney shall act as Debenture Registrar and shall maintain an appropriate ledger containing the necessary information with respect to each Debenture.

                           b) Common Stock to be Issued Without Restrictive Legend. Upon the conversion of an Debentures and upon receipt by the Company or its attorney of a facsimile or original of Purchaser's signed Notice of Conversion and Purchaser Representation Letter (See Exhibits A and B attached hereto) Seller shall instruct Seller's transfer agent to issue Stock Certificates without restrictive agent or stop transfer instructions in the name of Purchaser (or it nominee (being a non-U.S. Person) or such non-U.S. Persons as may be designated by Purchaser prior to the closing) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable. Seller warrants that no instructions other than these instructions have been given or will be given to the transfer agent and that the common Stock shall otherwise be freely transferable on the books and records of Seller. Nothing in this Section 5, however, shall affect in any way Purchaser's or such nominee's obligations and agreements to comply with all applicable securities laws upon resale of the Securities.

                           c) The holder of the Debenture ("Holder") is entitled, at its option, at any time commencing 45 days after issue hereof to convert the original principal amount of the Debenture into shares of Common Stock, $0.001 par value per share, of the Company (the "Common Stock"), at a conversion price for each share of Common Stock equal to seventy percent (70%) of the average closing bid price of CYBERAMERICA's Common Stock for the five (5) trading days immediately preceding and ending on the day preceding the date of conversion. The closing shall be deemed to have occurred on the date the funds are received by the Company. Such conversion shall be effectuated b surrendering to the Company, or its attorney, the original Debenture to be converted together with a facsimile or original of the signed Notice of Conversion and a facsimile or original of the signed Purchaser Representation Letter, see Exhibits A and B attached hereto, which evidence such Holder's intention to convert the Debenture or a specified portion thereof, and accompanied by proper assignment, if applicable. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up or down, as the case may be, to the nearest whole share. The date on which notice of conversion is effective ("Conversion Date") shall be deemed to be the date on which the Holder has delivered to the Company the original Debenture, a facsimile or original of the signed Notice of Conversion and a facsimile or original of the signed Purchaser Representation Letter. The Debentures are subject to a mandatory, 12 month conversion feature at the end of which all Debentures outstanding will be automatically converted upon the terms set forth in this paragraph.

                           d) Nothing  contained  in the  Debenture or paragraph
         (f) hereof, shall be deemed to establish or require the payment of interest to the Purchaser at a rate in excess of the maximum rate permitted by governing law. In the event that the rate of interest required to be paid under the Debenture exceeds the maximum rate permitted by governing law, the rate of interest required to be paid thereunder shall be automatically reduced to the maximum rate permitted under the governing and any amounts collected in excess of the permissible amount shall be deemed a payment of principal. To the extent that such excess amount exceeds the aggregate principal amount of the Debenture, such excess shall be returned with reasonable promptness by the holder to the Company.

                           e) Within five (5) business days after receipt of the documentation referred to above in Section 5(c), the Company shall deliver a certificate, without stop transfer instructions, for the number of shares of Common Stock issuable upon the conversion. It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue the Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. The person with whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the conversion date. No payment or adjustment shall be made for accrued and unpaid interest until the earlier of the conversion date or the mandatory conversion date. Upon surrender of any Debentures that are to be converted in part, the Company shall issue to the Purchaser a new Debenture equal to the unconverted amount, if so requested by Purchaser.

                           f) In the event the Company does not make delivery of the Common Stock, as instructed by Purchaser, within 6 business days after the Conversion Date, then in such event the Company shall pay to Purchaser an amount, in cash in accordance with the following schedule wherein "No. Business Days Late" is defined as the number of business days beyond the 6 business days delivery period.

                                      Late Payment for Each
                                      $10,000 of Debenture
                                      Principal Amount Being
No. Business Days Late                Converted
                 1                     $100
                 2                     $200
                 3                     $300
                 4                     $400
                 5                     $500
                 6                     $600
                 7                     $700
                 8                     $800
                 9                     $900
                 10                   $1,000
                 >10                  $1,000 + $200 for each
                                      Business days Late Beyond 10 days

                  In no  event  shall  the  damages  for  late  delivery  exceed
$80,000.

                  To the extent that the failure of the company to issue the Common Stock pursuant to this Section 5(f) is due to the unavailability of authorized but unissued shares of Common Stock, the provisions of this Sections 5(f) shall not apply but instead the provisions of
         Section 5(g) shall apply.
                  The Company shall pay any payments incurred under this Section 5(f) in immediately available funds within three 93) business days from the date of issuance of the applicable Common Stock. Nothing herein shall limit a Purchaser's right to pursue actual damages for the Company's failure to issue and deliver Common Stock to the Holder within 6 business days after the Conversion date.
                  The Company recognized the right of Purchaser to assign any portion of the Debentures to another non-U.S. Person during the 40 day restricted period and to assign any portion of the Debentures to another non-U.S. Person or U.S. Person or entity after the 40 day restricted period.

                  g) If, at any time Purchaser submits a Notice of Conversion and the Company does not have sufficient authorized but unissued shares of Common Stock available to effect, in full, a conversion of the Debentures (a "Conversion Default", the date of such default being referred to herein as the "conversion Default Date"), the Company shall issue to the Purchaser all of the shares of Common Stock which are available, and the Notice of Conversion as to any Debentures requested to be converted but not converted (the "Unconverted Debentures") shall become null and void. The Company shall provide notice of such Conversion Default ("Notice of Conversion Default") to all existing Purchasers of outstanding Debentures, by facsimile, within one (1) business day of such default (with the original delivered by overnight or two day courier). No Holder may submit a Notice of Conversion after recept of a Notice of Conversion Default until the date additional shares of Common Stock are authorized by the Company. The Company agrees to pay to all Puurchasers of outstanding Debentures payments for a Conversion Default ("Conversion Default Payments") in the amount of (N/365) x (.24) x the initial issuance price of the outstanding Debentures held by each Purchaser where N = the number of days from the Conversion Default Date to the date (the "Authorization Notice")to each Purchaser of outstanding Debentures that additional shares of Common Stock have been authorized, the Authorization Date and the amount of Holder's accrued Conversion Default Payments. The accrued Conversion Default ahll be paid in cash or shall be convertible into Common Stock at the Conversion Rate, at the Purch's ooption, payable as follow: (i) in the event Purchaser elects to take such payment in cash, cash payments shall be made to such Pruch of outstanding Debentures by the fifth day of the following calendar month, or (ii) in the event Purchaser elects to take such payment in stock, the Purchaser may convert such payment amount into common stock at the Conversion Rate at anytime after the 5th day of the calendar month follwoing the month in which the Authorization Notice was received, until the expiration of the mandatory 36 month conversion period.

                           Nothing  herein  shall  limit  the  Purch's  right to
         pursue  actual  damages  for  the  Company's   failure  to  mainatin  a
         sufficient number of Authorization shares of common stock.

                  6. Closing Date and Escrow Agent. Closing shall be effected through delivery of funds and Debentures to the Escrow Agent. Purchaser shal forthwith deliver the necessary funds as indicated in Paragraph 1 to the Escrow Agent. A Debentures(s) will be delivered at the instructions of the Company too the Escrow Agent: Joseph B. LaRocco, Esquire, 1055 Washington Boulevard, Stamford, Connecticut 06901. Purchaser and the Company agree that the Escrow Agent, in his capacity as Escrow Agent, has no liabililty as a result of any fraudulent or unlawful conduct of an party other than the Escrow Agent and agree to thold the Escrow Agent harmless in such event. In the event the Debentures are not received by the Escrow Agent from the Company within Five (5) Business Days of the date of receipt of the Escrowed Funds, the Escrow Agent shall return the Escrowed funds without interest to the Purchaser by wire transfer pursuant to written instructions.

                   7. Delivery Instructions. The Debentures being purchased hereunder shall be delivered to Joseph B. LaRocco, Esq. as Escrow Agent, who will hold the Debentures in escrow until funds have been wired to the Company less, placement fees, at which time the Ecrow attorney shall thenhave the Debentures dleivered to the Purchaser outside the United States.

                   8. Conditions To Seller's Obligation to Sell. Seller's obligation to sell the Debentures is conditioned upon:

                            a) The receipt and acceptance by Purchaser of this Agreement as evidenced by exeuction of this Agreement by Purchaser.

                            b) Delivery into the closing depository of good funds by Puch as payment in full of the purchase price of the Debentures.

                   9. Conditions To Purch's Obligation to Purchase. Purch's obligation to purchase the Debentures is conditioned upon:

                           a) The receipt and acceptance by Seller of this Agreement as evidenced by exeuction of this Agreement by the duly authorized officer of Seller.

                           b) Delivery of the Debentures as described herein.

                  10. Offering Materials. All offering materials and documents used in connection with offers and sales of the Securities prior to the expiration of the Restricted Period referred to in Section 2(a)(v) hhereof shall include statements ot the effect that the Securities have not been registered under the 1933 Act or appliable state Securities laws, and that neither Purchaser, nor any direct or indirect Purchaser of the Securities from Purchaser, may directly or indirectly offer or sell the Securities in the United States or to U.S. Persons (other than distributors) unless the Securities are registereed under the 1933 Act any appliable state Securities laws, or any exemption from the registration requirements of the 1933 Act or such state Securities laws is available. Such statements shall appear (1) on the cover of any prospectus or offering used in connection with the offer of sale of the Securities, (2) in the underwriting sectin of any prospectus or offering circular used in connection with the offer or sale of the Securities, and (3) in any advertisement made orissued by Seller, Purchaser, any other distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

                   11. No Shareholder Approval. Seller hereby agrees that after the Closing ate it wil take all appropriate action to authorize the issuance of Common Stock upon conversion of the Debentures and that no shareholder approval is required for such action. If an opinion of counsel Company shall arrange for such an opinion to be provided at Company's sole cost and expense.

                   12. Right of First Refusal. During the six (6) month period following the Closing Date, eacj Purchaser shall have a pro rata right of firtst refusal to purchase formt he Company any securities of the COmpany which may be offered pursuant to exemption from registration under Regulation S of the Securities Act on the same terms and coditions as my be offered to any third party. In connection therewith, the Company shall be required to give written notice to the Purchaser(s) of any such offer prior to the completion of any transaction contemplated by such offer.

                           The notice shall specify the terms and conditions of such offer. Pruch shall have five (5) business days following receipt of such notice to provide written notice to the Company of its exercise of riht of first refusal to purchase all of the Securities described in the notice on the terms and conditions set forth in the ntocie. If Purchaser shall give notice of its election to exercise such right of first refusal, Purchaser shall deliver all documents required to complete such transaction within the later of five (5) business days after the date of notice to the Company of Purchaser exercise of such right of first refusal or delivery to Purchaser of all documents required to complete such transaction. If Purchaser shall fail fail to give such notice of its election to exercise right of first refusal in full with the respect to the offer of the Securities set forth in the notice or shall fail to deliver all such consideration and execute and deliver all such documents within the required periods, such right of first refusal with respect to the Securities offered in the notice shall lapse.

                  13. Change in Regulation S. During the twelve month Period following issuance of the Debentures, if there is any change in Reguation S that would restrict the conversion of the Debentures into Common Stock according to the terms and conditions set forth in this Agreement, then in such event the Company shall immediately seek registration by way of a Form S-3 filing. All such action required by the Company to complete the registration shall be done as soon as possible at the Company's sole cost and expense.

                   14. Independent Counsel. The undersigned ackowledge that they have been advised to consult with thier own attorneys and finanical advisors regarding this Agreement.

                  15. Arbitration. The parties shall resolve any dispute arising hereunder before a panel of three arbitrators selected pursuant to and run in accordance with the rules of the American Arbitration Association. The arbitration shall be held in New York, New York. The winning party shall be entitled to an award of reasonable attorney's fees and costs. Disputes under this Agreement as well as all of the terms and conditions of this Agreement shall be goverened in accordance with and by the laws of the State of Nevada.

                  16.      Miscellaneous.

                           a) Except as specifically referenced herein, this Agreement consititutes the entire contract between the parties, and neither party shall be liable or bound to the other in any manner by any warranties, representations or covenants exept as specifically set forth herein. Any previous agreement among the parties related to the transactions described herein is superseded hereby. The terms and conditins of this Agreement shal insure to the benefit of and be binding upon the respective successors and assigns fo the parteis hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

                   b) Purchaser is an independent contractor, and is not the agent of Seller. Purchaser is not authorized to bind Seller, or to make any representations or warranties on behalf of Seller.

                  c) Seller makes no representations or warranty with respect to Seller, its finances, assets, business prospects or otherwise. Seller will advise each purchaser, if any, and potential purchaser of the Securities, of the foregoing senntence, and that such pruchaser is relying on its own investigation with respect to all such mattes, and that such purchaser wil be given access to any and all docments and Seller personnel as it may reasonably request for such investigation.

                  d)  All  representations  and  warranties   contained  in  the
         Agreement   by  Seller  and   Purchaser   shall   survive  the  closing
         transactions contemplated by this Agreement.

                  e) This Agreement shall be construed in accordance with the internal laws of the State of Nevada, and shall be binding upon the successors and assigns of each party hereto. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shal be effective as an original. Whereever used, the singular number shall include the plural, and the plural the singular, and the use of any gender shall be applicable to all genders.

                [Balance of this page intentionally left blank.]

             IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                                                   Official Signatory of Seller:
State of Utah              )
                           )        ss.                CYBERAMERICA CORPORATION
County of Salt Lake        )


On this 11th day of September, 1996, before me, Randall
Heiner, a notary public, personally appeared Richard      By:/s/ Richard Surber
Surber, personally known to me to be the person whose         Richard Surber
name is subscribed to this instrument, and acknowledged
that he executed the same.                                   Title: President




/s/Randall Heiner
Notary Public

June 7, 2000
My Commission Expires

RANDALL HEINER
Notary Public
State of Utah
My Commission Expires June 7, 2000
8312 S. 1275 E. Sandy, UT  84094
                                             Official Signatory of Purchaser:

                                                     By:/s/ M.I. Sankatung
                                                     Title: Director


                                                     Curacao Neth Antilles
                                                     Country of Execution


                                                     Address of Purchaser:

                                                    Int Trade Center TMT 26
                                                    Piscadero Bay
                                                    Curacao Neth Antilles
                                                    Phone 011 599(9)636198
                                                     Fax  011 599(9)636533

                                    Exhibit A

                              NOTICE OF CONVERSION

          (To be Executed by the Registered Holder in order to Convert the Debentures.)


          The undersigned hereby irrevocably elects, as of___________________ , 199__ to convert $__________________ of the Debentures into Shares of Common Stock (the "Shares") of CYBERAMERICA CORPORATION (the "Company") according to the conditions set forth in the Subscription Agreement dated ______________________, 1996.

          The undersigned represents that it is not a U.S. Person as defined in Regulation S promulgated under the Securities Act of 1933, as amended, and is not converting the Debentures on behalf of any U.S. Person.

Date of Conversion________________________________________________

Applicable Conversin Price_________________________________________

Number of Shares Issuable upon this conversion_____________________

Signature__________________________________________________________
                           [Name]

Address____________________________________________________________

___________________________________________________________________

Phone_______________________                Fax____________________

                                    EXHIBIT B

                         PURCHASER REPRESENTATION LETTER

Dear Sirs:

          The undersigned ____________________, has purchased on _______________________, 1996, Convertible Debentures of CYBERAMERICA CORPORATION (the "Company") in the amount of $300,000, (the "Debentures"). In connection with such purchase, the undersigned, has executed and delivered a subscription agreement ("Subscription Agreement") of your design. As the forty
(40) day transaction restriction period has expired, the undersigned hereby requests that the Debentures be transferred into "Street Name" of
_________________________.

         The undersigned represents and warrants as follows:

(1) The offer to purchase the Debentures was made to it outside of the United States and theundersigned was, at the time the Subscription Agreement was executed and delivered, and is now, outside the United States;

(2) It is not a U.S. Persion (as such term is defined in Section 902(a) of Regulation S promulgated under the United States Securiteies Act of 1933 (the "Securities Act"); and it has purchased the Debentures for its own account and not for the account or benefit of any U.S. Person;

(3) All offers and sales by the undersigned of the Debentures shall be made purusant to an effective registration statment under the Securities Act or pursuant to and exemption from, or in a transaction not subject to the registration requirments of, the Securities Act;

(4) It is familiar with and understands the terms, conditions and requirements contained in Regulation S and definitins of U.S. Persons contained in Regulation S;

(5) The undersigned has not engaged in any "directed selling efforts" (as such term is defined in Regultion S) with respect to the Debentures or the Common Stock that is issuable upon conversion; and

(6) The undersigned purchased its Debentures with investment intent and at the time of the purchase of said Debentures had no interest to sell, dispose of or otherwise transfer the Debentures or the Common Sotck that is issuable upon conversion. The purpose for this request is to facilitate the management of the undersigned's investment accounts.

(7) The undersigned agrees to the provisions of Paragraph 2(a)(xiv) of the Offshore Securities Subscription Agreement which is incorporated herein and made a part hereof as if fully written.


Dated this _____  Day of the month of___________________, 1996.

By:



_______________________________                   _________________________
Official Signature of Purchaser                      Title

                           DEBENTURE ESCROW AGREEMENT

         THIS AGREEMENT is made as of the 16th day of September, 1996 by and between CYBERAMERICA CORPORATION with its principal office at 268 West 400 South, Suite 300, Salt Lake City, Utah 84101 (hereinafter "Company"), and Joseph
B. LaRocco, Esq., 1055 Washington Boulevard, Stamford, CT 06901 (hereinafter "Escrow Agent")


                              W I T N E S S E T H:


         WHEREAS, certain Purchasers will be purchasing the Company's Debentures in an amount as set forth in an Offshore Securities Subscription Agreement signed by the Company and eash Purchaser; and

         WHEREAS, it is intended that each purchase of a Debentures be consummated in accordance with the requirments set forth by Regualtion "S" promulgated under the Securities Act of 1933, as amended; and

         WHEREAS, the Company has requested that the Escrow Agent hold the funds of each Purchaser in escrow until the Escrow Agent has received the Debentures representing the amount being purchased by that particular Purchaser. The Excrow Agent will tehn immediately wire transfer or otherwise deliver at the Company's direction immediately available funds in the face amount of the Debentures, less fourteen percent (14%) to the Company or the Company's account and arrange for delivery of the certificates to the Purchaser per the Purch's written instructions.

         NOW, THEREFORE, in consideration of the covenants and mutual promises containted herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledges and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE 1

                               TERMS OF THE ESCROW

          1.1 The parties hereby agree to establish escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of the Debentures.

          1.2 Upon Escrow Agent's receipt of funds into his attorney's trustee account he shall notify the Company, or the Company's sedignated attorney or agent, of the following:

         a) the amount of funds he has received into his account;

         b) the name of Purchaser that sent in the funds;

         c) the amount of the Debentures sought to be purchased.

          1.3 The Company upon receipt of said notice and acceptance of such Purchaser's Subscription Agreement, as evidenced by the Comopany's execution thereof, from Escrow Agent shall deliver to Escrow Agent the Debentures representing that amount of the Company's Debentures being purchased.

          1.4 Upon Delivery of the Debentures, Escrow Agent shal immediately wire that amount of funds necessary to purchase the Debentures, per the written instructions of the Company. Once the funds have been sent per the Company's instructions, the Escrow Agent shall then arrange to have the Debentures delivered by overnight delivery, if possible, per the written instructions of the Purchaser.

          1.5 This Agreement may be altered or amended only with the consent of all the parties hereto. Should the Company attempt to change this Agreement in a manner which, in the Escrow Agent's discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying the Company and the Purchaser in writing. In the case of the Excrow Agent's resignation or removal pursuant ot the foregoing, his only duty, until receipt of notice from the Company and the Purch's Agent that a successor escrow agent shall have been appointed, shall be to hold and preserve the Debentures and/or funds. Upon receipt by the Escrow Agent of said notice from the Company and the Purchaser of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the Debentures and/or funds, the Escrow Agent shall promptly therheafter thansfer all of the Debentures and/or funds held in escrow to said successor escrow agent. Immediately after said transfer of Debentures, the Escrow Agent shall furnish thhe Company and the Purchaser with proof of such transfer. The Escrow Agent is authorized to desregard any notices, requests, instructions or demands received by it form the Company or the Purchaser after notice of resignation or removal shall have been given, unless the same shall be the aforementioned notice form the Company and the Purchaser to transfer the Debentures and funds to a successor escrow agent or to return to the same perspective parties.

          1.6 The Escrow Agent shall be reimbursed by the Company and the Purchaser for any reasonable expenses incurred in the event there is a conflict between the parties and the Escrow Agent shall deem it necessary to retain counsel.

         1.7 The Escrow Agent shall not be liable or repsonsible except for the Escrow Agent's own negligence or willful misconduct.

         1.8 The Company and the Purchaser warrant to and agree with the Escrow Agent that, unless otherwise expressly set forth in this Ag:

                            (I)      there  is  no  security   interest  in  the
                                     Debentures or any part thereof;

                            (ii) no financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest or in describing (whether specifcially or generally) the Debentures or any part thereof; and

                            (iii) the Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Debentures or any part thereof or to file any financing statement under the Uniform Commerical Code with respect to the Debentures or any part thereof.

          1.9 The Escrow Agent has made no representations or warranties in connection with this transaction. The Escrow Agent has no liability hereunder to either party other than to hold the Debentures and funds and to deliver them under the terms hereof (except as provided in paragraph 1.7). Each party hereto agrees to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Escrow.

                                    ARTICLE 2

                                  MISCELLANEOUS

          2.1 No waiver of any breach of any covenant or provision herein contained shall be deemed a vaiver of any preceding or succeeding breach thereof, or of any other covoenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligatio or act.

          2.2 All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by hand delivery, fax, overnight courier, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon receipt thereof, as follows:

                  (I)      CyberAmerica Corporation
                           Richard Surber, President
                           268 West 400 South, Suite 301
                           Salt Lake City, Utah 84101
                           (P) 801-575-8073
                           (F) 801-575-8092

                  (ii)     Joseph B. LaRocco, Esq.
                           1055 Washington Boulevard
                           Stamford, CT 06901
                           (P) 203-353-1922
                           (F) 203-353-0323

          2.3 This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

          2.4 The Agreement is the final expression of, and contains the entire Ag between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Ag many not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, excpet by writen insturment signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

          2.5 Whenever required by the context of this Ag, the singular shall include the plural and masculine shall include the feminine. This Ag shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Ag.

          2.6 The Company acknowledges and confirms that it is not being represented in a legal capacity by Joseph B. LaRocco, and it has had the opportunity to consult with its own legal advisors prior to the signing of the agreement.

          2.7  The  parties  hereto  expressly  agree  that  this  Ag  thall  be govenrened by, interpreted under, and constured and enforced in accordance of the laws of the State of Connecticut. An action to enforce, arising out of, or relating in any way to, any provisions of this Ag shall be brought through the American Arbitration Association at the desingated locale of Stamford, Connecticut.

          IN WITNESS WHEREOF, the parties hereto have executed this Ag as of the day of September, 1996.

                                                      CYBERAMERICA CORPORATION



                                                      By: /s/ Richard Surber
                                                       Richard Surber, President


                                                JOSEPH B. LaROCCO, ESCROW AGENT



                                                By: /s/ Joseph B. LaRocco
                                                  Joseph B. LaRocco, Esq.